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                                                                    EXHIBIT 23.4

               CONSENT OF WOLF, BLOCK, SCHORR AND SOLIS-COHEN LLP

     We hereby consent to the reference to our firm under caption "Legal Matters" in the Prospectus forming part of this Registration Statement on Form S-3 filed with the Securities and Exchange Commission.

     We do not, however, by such giving consent admit that we are "experts" within the meaning of Section 7 of the Securities Act of 1933, as amended.

                                          /s/ Wolf, Block, Schorr and
                                              Solis-Cohen LLP
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Philadelphia, Pennsylvania
July 20, 2001